UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:

January 31, 2008

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 31, 2008, Mattel, Inc. (“Mattel”) issued a press release regarding its fourth quarter and full-year 2007 financial results, a copy of which is furnished at Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

In its fourth quarter and full-year 2007 press release, Mattel includes a non-GAAP financial measure, gross sales, which it uses to analyze its operations and to monitor, assess and identify meaningful trends in its operating and financial performance. Net sales, as reported in the consolidated statements of operations, include the impact of sales adjustments, such as trade discounts and other allowances. Gross sales represent sales to customers, excluding the impact of sales adjustments. Consistent with its segment reporting, Mattel presents changes in gross sales as a metric for comparing its aggregate, business unit, brand and geographic results to highlight significant trends in Mattel’s business. Changes in gross sales are discussed because, while Mattel records the detail of such sales adjustments in its financial accounting systems at the time of sale, such sales adjustments are generally not associated with individual products, making net sales less meaningful. A reconciliation of gross sales to the most directly comparable GAAP financial measure, net sales, is provided in Exhibit II to the press release furnished as Exhibit 99.1 in this Form 8-K.

In its fourth quarter and full-year 2007 press release, Mattel discloses the impact of certain tax items on reported earnings per share, which may be non-GAAP financial measures. These measures have been disclosed since they could be meaningful in evaluating Mattel’s operating results and financial condition for the quarter and full-year in light of the nature and magnitude of the amounts. These measures are used by management to analyze the profitability of Mattel’s business for the quarter and full-year.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 31, 2008, Mattel issued a press release that included statements regarding its share repurchase program. A copy of the press release is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None

(b)	Pro forma financial information: None

(c)	Shell Company transactions: None

(d)	Exhibits:

This exhibit is furnished pursuant to Items 2.02 and 7.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.		Exhibit Description
99.1	**	Press release dated January 31, 2008.

**	Furnished herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Robert Normile
Robert Normile
Senior Vice President, General Counsel and Secretary

Dated: January 31, 2008

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